                                                                  Exhibit 10.14

                          TRANSITION SERVICES AGREEMENT

      THIS TRANSITION SERVICES AGREEMENT (the "Agreement"), entered into and effective as of February 26, 1998 ("Effective Date"), is by and among Micron Technology, Inc., a Delaware corporation ("MTI"), Micron Electronics, Inc., a Minnesota corporation ("MEI"), and MCMS, Inc. (f/k/a Micron Custom Manufacturing Services, Inc.), an Idaho corporation (the "Company").

      WHEREAS, this Agreement is made pursuant to that certain Amended and Restated Recapitalization Agreement dated as of February 1, 1998 by and among MEI, MEI California, Inc. (a wholly-owned subsidiary of MEI), the Company and Cornerstone Equity Investors IV, L.P. ("Investor") (the "Recapitalization Agreement");

      WHEREAS, in connection with the transactions contemplated by the Recapitalization Agreement, the parties have each agreed to provide certain services on a transitional basis pursuant to the terms and conditions hereof;

      WHEREAS, the execution and delivery of this Agreement are conditions to the obligations of MEI and Investor under the Recapitalization Agreement; and

      WHEREAS, capitalized terms used and not otherwise defined herein shall have the meaning ascribed to those terms in the Recapitalization Agreement;

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree and declare as follows:

                                    ARTICLE 1
                              PROVISION OF SERVICES

      1.1 Scope of Services. MTI shall provide, or cause its Affiliates (other than MEI and its Affiliates) to provide, to the Company and its Affiliates the services described in items A through I of Attachment A. MEI shall provide, or cause its Continuing Affiliates to provide, to the Company and its Affiliates the services described in items J through P of Attachment A. The Company shall provide, or cause its Affiliates to provide, to MEI the services described in items Q through S of Attachment A. Each of the foregoing services shall be collectively referred to herein as the "Services". Each of the parties will perform their respective Services, or will ensure that their respective Services are performed, in a manner which is consistent with the scope of Services described herein or in Attachments A or B or, if not so described, which is substantially similar in scope, nature, quality and timeliness as those that the party has provided to the recipient in past practice.

            1.1.1 The Services to be provided by MTI in accordance with item D(1) of Attachment A (Payroll) shall be: (i) the wiring of money to employee accounts, (ii) mailing checks, and (iii) making deductions for taxes, the 401(k) savings plan, stock plan and other employee benefits, if any.

            1.1.2 The Services to be provided by MTI in accordance with item A(1) of Attachment A (Financial Accounting Services) shall include administrative services such as, but not limited to: (i) printing of invoices, and (ii) general accounting for accounts receivables.

            1.1.3 The Services to be provided by MTI in accordance with item B(1) of Attachment A (Personnel) shall include administrative services such as relocation, service awards, drug testing, PDS administration, suggestion program and consulting.

            1.1.4 The Services to be provided by MTI in accordance with item F(1) of Attachment A (Benefits) shall be: (i) administrative services in connection with general employee benefits and personnel, (ii) the administration of COBRA benefits for employees of the Company, (iii) administrative services in connection with processing worker's compensation claims and administrative support in transitioning pension and welfare benefits and 401(k) plans to new programs or providers, including administrative support of MEI's 401(k) plan as a multiple employer plan (the "Multiple Employer Plan") as a result of the Recapitalization, and (iv) administration of the Company's short-term disability plan.

            1.1.5 The Services to be provided by MEI in accordance with item L of Attachment A (Treasury) shall be reasonable assistance to effect the transition of cash management, and any training or other Special Projects to be billed at the appropriate hourly rate.

            1.1.6 The Services to be provided by MTI and MEI in accordance with items C and N, respectively, of Attachment A (Tax) shall be administrative support involving issues in the following areas: sales tax, property tax, federal income tax, state income tax, international tax returns and, with respect to MEI only, personal income tax returns for ex-patriots in Malaysia and Belgium.

            1.1.7 Notwithstanding anything in this Agreement, with respect to Personnel Services, Payroll Services and Benefits (as referred to herein and in Attachment A), the Company shall not require, and MTI shall not be under an obligation to provide to the Company, any practice, policy, interpretation, procedure or plan provision which deviates from MTI's practices, policies, interpretations, procedures or plan provisions with respect to such areas as of the Effective Date; provided, however, that MTI shall be required to continue to administer any such deviations by the Company from the foregoing practices, policies, interpretations, procedures or plan provisions which are administered by MTI as of the Effective Date. Further, the Company agrees to "mirror" any changes that MTI may make during the Term, in MTI's sole discretion, to the foregoing practices, policies, interpretations, procedures or plan provisions in such areas.

         1.2 Access to Employees. At the Company's request and upon reasonable notice, MTI and MEI shall allow the Company reasonable access during business hours to their employees or their Affiliates' employees for the purpose of facilitating the Company's use of the Services;

provided, however, that such access does not interfere with the business operations of MTI, MEI or their respective Affiliates, as applicable.

      1.3 Existing Contracts. All existing contractual arrangements regarding the provision of Services between the Company and MTI or MEI or any of their Affiliates are hereby terminated or superseded, as appropriate, by this Agreement.

      1.4 Proprietary Software. The parties' respective rights and obligations with respect to certain of the proprietary software of MTI and MEI are set forth in the "MTI Proprietary Software License Agreement" attached hereto as Attachment C and the "MEI Proprietary Software License Agreement" attached hereto as Attachment D.

      1.5 Information Technology. MEI and MTI, respectively, will provide the Company with reasonable access to and support for their Internet Server, IntrAnet, Wide Area Network and use of their current PBX or, in MEI's and MTI's sole discretion, shall provide the Company with reasonable assistance to transition the Company to its own Internet Server, IntrAnet, Wide Area Network and PBX. MEI and the Company will implement and abide by the MEI/MCMS Technical Transition Plan set forth in Attachment A.

      1.6 Transfer of Third Party Agreements.

            1.6.1 Upon the request of the Company, MEI and MTI shall provide reasonable assistance to the Company to obtain the following third party software licenses and hardware maintenance agreements:

                  a.    Ross

                  b.    Digital Contract

                  c.    PDS

                  d.    Microsoft Select

                  e. other software licenses reasonably required by the Company to be able to operate as a stand-alone entity

            1.6.2 Upon the request of the Company, MEI and MTI shall provide reasonable assistance to the Company in obtaining agreements with the following vendors:

                  a.    Federal Express/UPS/DHL

                  b.    MCI/AT&T/US West

                  c.    Pagenet

            1.6.3 MEI and MTI make no representations or warranties as to whether any of the foregoing third party software licenses or other agreements may be transferable to or obtainable by the Company on terms acceptable to the Company.

      1.7 Baan Software. At the request of MTI, the Company shall provide reasonable assistance to help MTI obtain a license to the Baan software. The Company makes no representation or warranty as to whether any such software license may actually be obtained on terms acceptable to MTI.

                                    ARTICLE 2
                               CHARGE FOR SERVICES

      2.1 Monthly Service Fee. Except as set forth in Sections 2.2 and 2.3, the monthly fees to be paid by the parties as of the Effective Date for each of the Services are set forth on Attachment A beside each Service (collectively, the "Monthly Service Fees"). For the time period between January 1, 1998 and the Effective Date, the Company shall pay MEI's and MTI's corporate allocations for those services that have been administered from MTI and MEI to the Company during that time period; provided, however, that MEI's corporate allocation to the Company for that time period shall not exceed $105,538 per any four-week fiscal month and $131,923 per any five-week fiscal month. The Company shall also pay for all Special Projects undertaken by MTI or MEI between January 1, 1998 and the Effective Date in connection with transitioning the Company to operate as a stand alone entity. In addition, the Company shall pay all fees and expenses (i) associated with MEI's conversion of its 401(k) plan to the Multiple Employer Plan, including determination letter costs and (ii) generated as a direct result of the Company's participation in the Multiple Employer Plan. The Company shall further pay its proportional share (based on the number of participants from the Company relative to the total number of participants) of the costs of administering the Multiple Employer Plan, including user fees (each of the foregoing with respect to the Multiple Employer Plan, the "MEP Fees").

      2.2 Special Projects/Hourly Rate Services. The items listed on Attachment A hereto as Special Projects and Hourly Rate Services (other than Special Projects commenced between January 1, 1998 and the Effective Date) shall be provided by MTI, MEI or the Company, as applicable, only upon the prior request of the receiving party. In advance of performing any such Special Project and/or Hourly Rate Services, the parties shall agree upon (i) the scope of the services to be provided, (ii) the number of hours and the personnel necessary to conduct such services, and (iii) the hourly rate to be charged for such services (unless such hourly rate has been specified on Attachment A hereto). If, during the course of performing any such Special Projects or Hourly Rate Services, the providing party determines that the work to be performed cannot be completed within the number of hours or using the same personnel as had been previously agreed to, the providing party shall promptly notify the receiving party thereof. The receiving party shall then have the right to approve additional expenditures or modifications of the project and/or services or cancel, by written notice, the project or services in their entirety. In the event the project and/or services are cancelled pursuant to this Section 2.2, the receiving party shall be obligated to pay, and the providing party shall be entitled to receive, the agreed upon remuneration for all hours expended on such project and/or services prior to receipt of written notice of cancellation.

      2.3 Information Services Special Projects. The Company shall pay one hundred percent (100%) of the Monthly Service Fees with respect to Information Services Special Projects (as set forth in item H(2) of Attachment A and more fully described in Attachment B) ("ISSP Monthly Service Fees") until the total of such ISSP Monthly Service Fees equals $310,000. If the total of the

ISSP Monthly Service Fees exceeds $310,000, the Company shall pay seventy five percent (75%) and MEI shall pay twenty five percent (25%) of such total ISSP Monthly Service Fees in excess of $310,000, until such total equals $410,000. If the total of the ISSP Monthly Service Fees exceeds $410,000, the Company and MEI shall each pay fifty percent (50%) of such total ISSP Monthly Service Fees in excess of $410,000.

      2.4 Payment. After the Effective Date, the applicable service provider indicated on Attachment A shall provide invoices on or about the first day of every calendar month with respect to those Services it provided during the previous month. The parties shall also provide invoices for Special Projects and MEP Fees incurred beginning as of January 1, 1998. MTI and MEI shall further provide the Company with invoices for those corporate allocations charged to the Company between January 1, 1998 and the Effective Date. Invoices shall be payable within thirty (30) days after the date of such invoice. A per diem adjustment shall be made for any Service rendered for less than a full month on the basis of actual calendar days.

      2.5 MTI Software Maintenance and Support. During the Term, MEI shall pay to MTI all charges assessed by MTI for software maintenance and support for the Company pursuant to item H of Attachment A, provided that the level of such maintenance and support does not exceed the Company's historical demand therefor and further provided that if the Company fails to meet the implementation dates set forth in Attachment B, the Company shall pay to MTI fifty percent (50%) of the charges assessed by MTI for the maintenance and support of the software for that period following the applicable implementation dates set forth on Attachment B. Notwithstanding the foregoing, MEI shall not pay for any software maintenance or support following the Term.

                                    ARTICLE 3
                        TERM AND TERMINATION OF SERVICES

      3.1 Term. The term of this Agreement (the "Term") shall commence on the Effective Date, and unless terminated earlier pursuant to Sections 3.2 or 3.3, shall expire six (6) months thereafter, except that with respect to those Services that constitute maintenance and support for MIMS only, this Agreement shall continue for a period of twelve (12) months after the Effective Date. Notwithstanding the foregoing, the terms of the proprietary software licenses granted in connection herewith shall be as set forth in the MTI Proprietary Software License Agreement and the MEI Proprietary Software License Agreement (Attachments C and D, respectively).

      3.2 Termination. The Company shall have the right at any time to terminate its receipt of any or all Services under this Agreement early by written notice to MEI or MTI, as applicable, specifying which Service or Services are to be terminated and the requested date of termination ("Termination Date"); provided, however, such notice must be given thirty (30) days in advance of the Termination Date. Upon the termination of some, but not all of the Services, the Monthly Service Fee shall be reduced by the amount set forth on Attachment A for such terminated Services.

      3.3 Nonpayment. In the event any party does not make timely payment for Services in accordance with Section 2.4, the provider of such Services shall, in its sole discretion, have the right to either (i) charge interest on such unpaid amounts at the rate of 1.5% per month, or (ii) discontinue providing those Services relating to such nonpayment without further liability hereunder with respect to such Services.

                                    ARTICLE 4
                    INDEMNIFICATION; LIMITATION OF LIABILITY

      4.1 Indemnity by MTI. Subject to the limitations set forth in Section 4.5, MTI shall indemnify, defend and hold the Company and its officers, directors and Affiliates harmless from and against any and all claims, liabilities, damages, losses, costs, expenses (including but not limited to settlements, judgments, court costs and reasonable attorneys' fees), fines and penalties (collectively, "Losses") due to or relating to MTI's provision of or failure to provide the Services only to the extent that such Losses result from the gross negligence or reckless or willful misconduct of MTI and/or any contractors or agents who are managed or directed by MTI, but in no event for Losses due to the Company's negligence or reckless or willful misconduct.

      4.2 Indemnity by MEI. Subject to the limitations set forth in Section 4.5, MEI shall indemnify, defend and hold the Company and its officers, directors and Affiliates harmless from and against any and all Losses due to or relating to MEI's provision of or failure to provide the Services only to the extent that such Losses result from the gross negligence or reckless or willful misconduct of MEI and/or any contractors or agents who are managed or directed by MEI.

      4.3 Indemnity by the Company. Subject to the provisions of the Recapitalization Agreement and the limitations set forth in Section 4.5 hereof, the Company shall indemnify, defend and hold MTI and MEI and their officers, directors and Affiliates harmless from and against any and all Losses (i) due to or relating to the operations and activities of the Company, except to the extent that such Losses are the direct result of the gross negligence or willful misconduct of MTI or MEI and/or any contractors or agents who are managed or directed by MTI or MEI, and (ii) relating to establishment and administration of a Multiple Employer Plan.

      4.4 Term of Indemnity. The indemnities contained in this Article shall survive for a period of twelve (12) months after the termination or expiration of this Agreement.

      4.5 Limitation of Liability. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, AT LAW OR IN EQUITY, IN NO EVENT SHALL ANY PARTY BE LIABLE FOR PUNITIVE, SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFITS OR BUSINESS INTERRUPTION) ARISING FROM OR RELATING TO ANY CLAIM MADE UNDER THIS AGREEMENT OR REGARDING THE PROVISION OF OR THE FAILURE TO PROVIDE THE SERVICES.

                                    ARTICLE 5
                            MISCELLANEOUS PROVISIONS

      5.1 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, this Agreement shall not be assignable or delegable by any party without the prior written consent of the other parties, which consent shall not be withheld unreasonably.

      5.2 Third Persons. This Agreement is not intended to, and shall not, create any right in or confer any rights upon persons other than the parties hereto and, where applicable, their Affiliates.

      5.3 Amendment and Waiver. No modification of or amendment to this Agreement shall be valid unless in writing and signed by each of the parties hereto referring specifically to this Agreement and stating the parties' intention to modify or amend the same. Any waiver of any term or condition of this Agreement must be in writing and signed by the party hereto sought to be charged with such waiver referring specifically to the term or condition to be waived, and no such waiver shall be deemed to constitute the waiver of any other breach of the same or of any other term or condition of this Agreement.

      5.4 Status. The parties hereto shall perform all of the services hereunder as independent contractors and nothing contained herein shall be construed as constituting any of the parties as an agent or legal representative of any other party. None of the parties hereto shall have any responsibility with respect to the employees of any of the other parties.

      5.5 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Idaho without reference to the choice of law principles thereof.

      5.6 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall, subject to Section 5.12, become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. Copies of executed counterparts transmitted by telecopy, telefax or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 5.6, provided receipt of copies of such counterparts is confirmed.

      5.7 Choice of Forum. Each of the parties hereto agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than a federal court sitting in the State of Idaho or an Idaho state court.

      5.8 Confidentiality. Each party recognizes that in the performance of this Agreement, confidential and/or proprietary information belonging to the other parties may be disclosed or become known to that party or its Affiliates ("Confidential Information"). Each party receiving Confidential Information shall instruct its employees and agents that Confidential Information shall be protected from unauthorized use or disclosure as if such information were Confidential Information of the receiving party, and shall ensure that an employee or agent who engages in the unauthorized use or disclosure shall be subject to the same consequences as would arise in the case of unauthorized use or disclosure of Confidential Information of the receiving party. This provision is in addition to and shall not supersede or modify any confidentiality, nondisclosure or other agreements containing obligations of confidentiality (including the Recapitalization Agreement) which were entered into by the parties prior to the Effective Date.

      5.9 Notices. All notices and other communications hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, by telecopy, telefax or other electronic transmission service to the appropriate address or number as set forth below or to such other address or to the attention of such other person as one party may designate by written notice to the other parties hereto.

            Notice to MTI shall be addressed to:

                     Micron Technology, Inc.
                     8000 South Federal Way
                     Boise, ID 83707
                     Attention:  General Counsel
                     Telecopy:  (208) 368-4540

            Notice to MEI shall be addressed to:

                     Micron Electronics, Inc.
                     900 East Karcher Road
                     Nampa, Idaho 83687
                     Attention: General Counsel
                     Telecopy: (208) 893-8711

            with a copy to:

                     Wachtell, Lipton, Rosen & Katz
                     51 West 52nd Street
                     New York, New York 10019
                     Attention: Barry A. Bryer
                     Telecopy: (212) 403-2000

            Notice to the Company shall be addressed to:

                     MCMS, Inc.
                     16399 Franklin Road
                     Nampa, Idaho 83687
                     Attention: General Counsel
                     Telecopy: (208) 893-8711
           with a copy to:

                    Cornerstone Equity Investors, L.L.C.
                    717 Fifth Avenue
                    Suite 1100
                    New York, New York 10022
                    Attention: Tony Downer
                                  Michael E. Najjar
                    Telecopy: (212) 826-6798

                    and

                    Kirkland & Ellis
                    153 East 53rd Street
                    New York, New York 10022
                    Attention: Frederick Tanne
                    Telecopy: (212) 446-4900

      5.10 Entire Agreement. This Agreement, including its Attachments, and the Recapitalization Agreement, including the schedules and exhibits attached thereto, embody the entire agreement of the parties with regard to the Services and supersede any prior communications, commitments, representations or warranties, both written and oral, relating to the Services. The foregoing to the contrary notwithstanding, nothing in this Agreement shall be deemed to bind MTI to the terms and provisions of the Recapitalization Agreement or the schedules and exhibits attached thereto.

      5.11 Survival. The provisions of Sections 1.4, 5.5, 5.7, 5.8 and 5.9 and
Article 4 shall survive expiration or termination of this Agreement.

      5.12 Effectiveness. The parties' obligations under this Agreement are conditional upon the Closing, the occurrence of which is subject to various conditions set forth in the Recapitalization Agreement. This Agreement shall become operative if and when the Closing occurs and shall be null and void if the Closing does not occur for any reason. Nothing in this Agreement shall constitute a representation or promise that any party hereto shall proceed with the Closing or obligate any party to do so.

      5.13 Specific Performance. Each of the parties agree that the Services to be provided under this Agreement are unique and that any breach on their part of this Agreement will be remediable by an order of specific performance.

      5.14 Severability. Any provision of this Agreement which is invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the remaining provisions hereof.

      5.15 Force Majeure. If any party is prevented from complying, either totally or in part, with any of the terms or provisions of this Agreement by reason of force majeure (including but not limited to fire, flood, earthquake, explosion, storm, strike, lockout or other labor trouble, riot, war, rebellion and/or acts of God), upon written notice by the party prevented from complying, the requirements of this Agreement, or such of its provisions as may be affected, shall be suspended during the period of such disability; provided that the party prevented from complying shall use its commercially reasonable efforts to remove such disability and shall continue performance with the utmost dispatch whenever such causes are removed.

                                    * * * * *

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the date first written above.

                                       MICRON TECHNOLOGY, INC.

                                       By: /s/ W. G. Stover, Jr.
                                           ---------------------------------
                                       Name: W. G. STOVER, JR.
                                       Title: V. P. FINANCE, CFO


                                       MICRON ELECTRONICS, INC.

                                       By:
                                           ---------------------------------
                                       Name:
                                       Title:


                                       MCMS, INC.

                                       By:
                                           ---------------------------------
                                       Name:
                                       Title:

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the date first written above.

                                       MICRON TECHNOLOGY, INC.

                                       By:
                                           ---------------------------------
                                       Name:
                                       Title:


                                       MICRON ELECTRONICS, INC.

                                       By: /s/ T. Erik Oaas
                                           ---------------------------------
                                       Name: T. Erik Oaas
                                       Title: Executive Vice President


                                       MCMS, INC.

                                       By:
                                           ---------------------------------
                                       Name:
                                       Title:

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the date first written above.

                                       MICRON TECHNOLOGY, INC.

                                       By:
                                           ---------------------------------
                                       Name:
                                       Title:


                                       MICRON ELECTRONICS, INC.

                                       By:
                                           ---------------------------------
                                       Name:
                                       Title:


                                       MCMS, INC.

                                       By: /s/ Robert F. Subia
                                           ---------------------------------
                                       Name: Robert F. Subia
                                       Title: President and CEO

                                  ATTACHMENT A

                                                                                 4-Week Month          5-Week Month
                                                                                 ------------          ------------
Micron Technology, Inc. services provided to MCMS, Inc.

A.   FINANCIAL ACCOUNTING SERVICES

     1.  Ongoing                                                                     $216                 $270

     2.  Special Projects                                                         Hourly Rate          Hourly Rate

B.   PERSONNEL SERVICES

     1.  Ongoing                                                                     $408                 $510

     2.  Special Projects                                                         Hourly Rate          Hourly Rate

C.   TAX SERVICES                                                                 Hourly Rate          Hourly Rate

D.   PAYROLL SERVICES

     1.  Ongoing                                                                    $3,033               $3,791

     2.  Special Projects                                                         Hourly Rate          Hourly Rate

E.   RISK MANAGEMENT SERVICES                                                     Hourly Rate          Hourly Rate

F.   BENEFITS

     1.  Ongoing                                                                    $3,000               $3,750

     2.  Short Term Disability                                                    Actual UNUM          Actual UNUM
                                                                                    Charges              Charges

     3.  Special Projects                                                         Hourly Rate          Hourly Rate

G.   HEALTH SERVICES

     1.  Ongoing                                                                    $1,360               $1,700

     2.  Special Projects                                                         Hourly Rate          Hourly Rate

H.   INFORMATION SERVICES

     1.  Hardware Utilization/Software Maintenance and Support                      $9,220               $11,525
         (including MIMS)

     2.  Special Projects                                                         Hourly Rate          Hourly Rate

I.   HOURLY RATE SERVICES AND SPECIAL PROJECTS
     Other services and special projects will be provided at the following hourly rates:

     1.  Clerical                                                                  $50/hour             $50/hour

     2.  Professional, Manager, Director                                           $100/hour            $100/hour


                                      -A-1-

                                                                                 4-Week Month          5-Week Month
                                                                                 ------------          ------------
Micron Electronics, Inc. services provided to MCMS, Inc.

J.   CORPORATE ADMINISTRATION

     1.  Special Projects related to:                                             Hourly Rate          Hourly Rate
              Compensation
              Travel
              Health Services
              Risk Management
              Payroll Assistance
              Employee Benefits and Welfare

K.   ACCOUNTING                                                                   Hourly Rate          Hourly Rate

L.   TREASURY                                                                       $2,767               $3,500

     1.  Special Projects                                                         Hourly Rate          Hourly Rate

M.   [INTENTIONALLY OMITTED]

N.   TAX                                                                          Hourly Rate          Hourly Rate

O.   NETWORKING AND TELECOMMUNICATIONS

     1.  Ongoing

         a.   Access to local and long distance, per phone line                      $6.00                $7.50

         b.   Long distance service                                                 Actual               Actual

         c.   Equipment (including switch), per phone line                          $13.68               $17.10

         d.   New phone installation with equipment                                 $1,100               $1,100
                                                                              (per installation)   (per installation)

         e.   Dedicated data line:

                  Malaysia                                                          $9,100               $11,300

                  Durham                                                            $3,800               $4,800

         f. Telecom installation, maintenance and troubleshooting                 Hourly Rate          Hourly Rate

         g. Pager service:

                  Local                                                           $8.00 each           $8.00 each

                  Nationwide                                                      $27.00 each          $27.00 each

     2.  Incidentals                                                                Actual               Actual

     3.  Special Projects                                                         Hourly Rate          Hourly Rate


                                      -A-2-

                                                                                 4-Week Month          5-Week Month
                                                                                 ------------          ------------
P.   HOURLY RATE SERVICES AND SPECIAL PROJECTS
     Other services and special projects will be provided at the following hourly rates:

     1.  Clerical, Supervisory                                                     $50/hour             $50/hour

     2.  Professional, Manager, Director                                           $100/hour            $100/hour

MCMS, Inc. services provided to Micron Electronics, Inc.

Q.   SpecTek Accounting

     1.  Ongoing                                                                    $1,600               $1,995

     2.  Special Projects                                                         Hourly Rate          Hourly Rate

R.   Cincom Software Support                                                       No Charge            No Charge

S.   HOURLY RATE SERVICES AND SPECIAL PROJECTS
     Other services and special projects will be provided at the following hourly rates:

     1.  Clerical, Supervisory                                                     $50/hour             $50/hour

     2.  Professional, Manager, Director                                           $100/hour            $100/hour


                                      -A-3-

                       MEI/MCMS TECHNICAL TRANSITION PLAN



                                 ATTACHED HERETO


                                      -A-4-

                       MEI/MCMS Technical Transition Plan

SCOPE

This plan describes the transition of network, telephony and Internet functions to ensure that MCMS, Inc. and Micron Electronics, Inc. ("MEI") can operate effectively in a stand alone fashion. This plan addresses the following areas:

Network Equipment
Telephony Equipment
Connectivity, Numbering, & Addressing
Internet
MEI Equipment @ MCMS Facility

NETWORK EQUIPMENT

The attached spreadsheet entitled Network Equipment describes network equipment that was originally purchased to support the MCMS integration into the Nampa campus of MEI. It includes router equipment, router upgrade and data switch hardware. This equipment was purchased under the MCMS facility construction budget and all costs were allocated to MCMS. The router identified by Asset #201740 will be returned to MCMS in its entirety; the rest of the equipment will be retained by MEI and MEI will pay MCMS for the equipment as indicated.

Network Assets Transferred from MCMS to MEI     $0

Network Assets Transferred to MEI from MCMS     $65,000
-------------------------------------------------------
NET Network Asset Transfer to MCMS             ($65,000)

TELEPHONY EQUIPMENT

The attached spreadsheet entitled Telephony Equipment describes telephony equipment that was originally purchased to support the MCMS integration into the Nampa campus of MEI. It includes cabinets, hand sets, and circuit packs. This equipment was purchased under the MCMS facility construction budget and all costs were allocated to MCMS. It also contains hands sets and circuit packs purchased by MEI to support general growth at MCMS. It also contains a proposed asset transfer of a telephone switch to allow MCMS to operate a stand alone PBX. MCMS must pay for all telephone handsets it purchases between the time of this report and the completion of the transition. The parties shall pay for the equipment transferred as indicated on the spreadsheet and as summarized below.

Telephony Assets Transferred to MCMS from MEI   $46,395

Telephony Assets Transferred to MEI from MCMS   $18,340
-------------------------------------------------------
NET Telephony Asset Transfer to MCMS            $28,055

TOTAL ASSETS TRANSFERRED
------------------------
A total of all assets transferred to MCMS is as follows:
Network Assets Transferred to MCMS:            ($65,000)

Telephony Assets Transferred to MCMS:           $28,055
-------------------------------------------------------
Total Assets Transferred to MCMS:              ($36,945)

CONNECTIVITY, NUMBERING, & ADDRESSING

Unless otherwise agreed to by the parties by amendment as provided for in the Transitional Services Agreement:

1. LAN: All LAN connections between MCMS and MEI shall be disconnected 90 days after closing.

2. WAN: All WAN connections supporting MCMS that are currently terminated in the MEI facility (e.g. Durham, Malaysia) shall be moved to the MCMS facility within 90 days of closing. MEI shall retain all CSU/DSU equipment located within MEI facilities.

3. NUMBERING: MCMS will retain use of DID ranges 898-2600 thru 2899 and 898-1000 thru 1289. Any numbers beyond these range required by MCMS must be obtained through MCMS's service provider.

4. IP Addressing: MCMS may retain use of internal IP addresses currently used by MCMS. Any external IP addresses shall be provided by MCMS. Existing external IP addresses currently being utilized by MCMS shall be retained by MEI.

5. FAX: MEI will cease providing FAX server services to MCMS 90 days after closing.

6. DIAL UP CONNECTIONS: MEI dial in connections (RAS) will no longer be available for use by MCMS 90 days after closing.

7. EMAIL: MEI will cease providing EMAIL services to MCMS 90 days after closing.

8. PAGING: MEI will cease to provide MCMS paging services 90 days after closing.

INTERNET/INTRANET

INTERNET

MEI will cease providing external internet connectivity, web hosting services, and firewall services 90 days after closing.

INTRANET

All intranet files unique to MCMS will be transferred to MCMS via network connections or tape drives, whichever is in place at time of transfer. Transfer of the files is contingent on MCMS ability to provide intranet services. All files will be transferred within 90 days of closing. All "hot links" from MCMS Infonet pages to MEI Infonet pages will be removed at closing and all MCMS browsers will default to the MCMS home page. MCMS access to the MEI Infonet will be blocked as soon as the MCMS intranet is operational (expected by mid-March 1998).

MEI PRESENCE AT MCMS

The following equipment will be located at the MCMS facility as long as the MEI call center is located in the MCMS facility. This equipment will be dedicated to the sole use of MEI and will be operated and maintained by MEI personnel. MEI will retain title to the equipment. MEI will also require full access to the equipment on 7X24 basis with an MCMS IT escort.

COM1
M13SLSSWH1        172.30.20.254
M13SLSSWH2        172.30.20.234

COM4

M13COM4H1         172.30.20.253
M13COM4H2         172.30.20.252
M13COM4H3         172.30.20.243
M13COM4H4         172.30.20.242
M13COM4H5         172.30.20.241
M13COM4H6         172.30.20.237
M13COM4H7         172.30.20.236
M13COM4H8         172.30.20.235     Labeled as "Sales Net"
M13COM4H10        172.30.20.232     Labeled as "Sales Net"
M13COM4H11        172.30.20.231     Labeled as "Sales Net"
M13COM4H12        172.30.20.230
M13COM4H13        172.30.20.228     Labeled as "Sales Net"
Telephone Cabinet

COM5

M13COM5H1         172.30.20.251
M13COM5H2         172.30.20.249
M13COM5H3         172.30.20.247
M13COM5H4         172.30.20.246
M13COM5H5         172.30.20.245
M13COM5H6         172.30.20.244
M13COM5H7         172.30.20.240
M13COM5H8         172.30.20.239
M13COM5H9         172.30.20.238
M13COM5H10        172.30.20.229

CMS Server Room

M13MEICDDI1       172.30.20.248
_MEI13BDC1        172.30.20.1

CMS Conference Room 16

Video Conferencing Unit

                                 Network Eqpt.

---------------------------------------------------------------------------------------------------------------------------
ASSET #   DESCRIPTION              STATUS              TRANSFER INFORMATION        Fair Market      AMOUNT        AMOUNT
                                                                                       Value     TRANSFERRED   TRANSFERRED
                                                                                                    TO MEI        TO MCMS
===========================================================================================================================
201740    Router               Resides at MEI          Hardware can be moved to    N/A           N/A           N/A
                               Karcher facility.       MCMS
                               Supports only MCMS.
---------------------------------------------------------------------------------------------------------------------------
201741    Router               Resides at MEI          Hardware cannot be moved    $30,000.00    $30,000.00    N/A
                               Karcher facility.       to MCMS. Transfer must be
                               Shared between MEI      dollars only.
                               & MCMS.
---------------------------------------------------------------------------------------------------------------------------
201742    Switch               Resides at MEI          Hardware cannot be moved    $10,000.00    $10,000.00    N/A
                               Karcher facility.       to MCMS. Transfer must be
                               Shared between MEI      dollars only.
                               & MCMS.
---------------------------------------------------------------------------------------------------------------------------
201743    Switch               Resides at MEI          Hardware cannot be moved    $10,000.00    $10,000.00    N/A
                               Karcher facility.       to MCMS. Transfer must be
                               Shared between MEI      dollars only.
                               & MCMS. Purchase
                               Price - $16.5K.
---------------------------------------------------------------------------------------------------------------------------
201745    Router Upgrade       Resides at MEI WAN      Hardware cannot be moved    $15,000.00    $15,000.00    N/A
                               router located at the   to MCMS. Transfer must be
                               Karcher facility.       dollars only.
                               Shared between MEI
                               & MCMS. Purchase
                               Price - $25K.
===========================================================================================================================
                                                       Total                                     $65,000.00
---------------------------------------------------------------------------------------------------------------------------


Micron Electronics, Inc. Confidential     Network Eqpt.                  Page 1

                              Telephony Equipment

---------------------------------------------------------------------------------------------------------------------------
P.O. #    DESCRIPTION              STATUS               TRANSFER                 Fair Market      AMOUNT        AMOUNT
                                                        INFORMATION                Value       TRANSFERRED   TRANSFERRED
                                                                                                  TO MEI        TO MCMS
===========================================================================================================================
A35335    EPN Cabinet       Resides at MCMS             Assets can be retained                 N/A           N/A
                            facility. Used              by MCMS
                            solely by MCMS.
                            Purchase price - $19K.
                            Purchased under MCMS
                            construction budget.
---------------------------------------------------------------------------------------------------------------------------
A35335    EPN Cabinet       Resides in new MEI          Must be retained         $ 18,340.00   $ 18,340.00   N/A
                            manufacturing facility.     by MEI
                            Purchase price - $19K.
                            Purchased under MCMS
                            construction budget.
---------------------------------------------------------------------------------------------------------------------------
A35335    Phone Sets        Reside in MCMS              Assets can be retained                 N/A           N/A
                            facility. Solely used       by MCMS
                            by MCMS. Purchase
                            price - $82.5K. Purchased
                            under MCMS construction
                            budget.
---------------------------------------------------------------------------------------------------------------------------
A35335    20 Circuit Packs  Reside in MCMS              Assets can be retained                 N/A           N/A
          ($2350 ea.)       facility. Solely used       by MCMS
                            by MCMS. Purchase
                            price - $47.1K. Purchased
                            under MCMS construction
                            budget.
---------------------------------------------------------------------------------------------------------------------------
Various   3 Circuit Packs   Reside in MCMS              Assets can be retained
                            facility. Solely used       by MCMS
                            by MCMS. Purchased
                            by MEI from telecom
                            growth budget.
---------------------------------------------------------------------------------------------------------------------------
          220173-0000       ANALOG CARDS, 16-PORT (3 EA)                         $  5,700.00   N/A           $  5,700.00
---------------------------------------------------------------------------------------------------------------------------
Various   4 Circuit Packs   Reside in MCMS              Assets can be retained
          ($4100 ea.)       facility. Solely used       by MCMS
                            by MCMS. Purchased
                            by MEI from telecom
                            growth budget.
---------------------------------------------------------------------------------------------------------------------------
          NO Asset #        TN2224 (4 each)                                      $ 16,400.00   N/A           $ 16,400.00
---------------------------------------------------------------------------------------------------------------------------


Micron Electronics, Inc. Confidential     2/16/98                        Page 1

                              Telephony Equipment

---------------------------------------------------------------------------------------------------------------------------
P.O. #    DESCRIPTION              STATUS               TRANSFER                 Fair Market      AMOUNT        AMOUNT
                                                        INFORMATION                Value       TRANSFERRED   TRANSFERRED
                                                                                                  TO MEI        TO MCMS
===========================================================================================================================
Various   2 Phone sets      Reside in MCMS              Asset can be retained
          ($695 ea.)        facility. Solely used       by MCMS
                            by MCMS. Purchased
                            by MEI from telecom
                            growth budget.
---------------------------------------------------------------------------------------------------------------------------
          220137-0000       8434 PHONE SETS (2 EA)                               $  1,390.00   N/A           $  1,390.00
---------------------------------------------------------------------------------------------------------------------------
Various   23 Phone sets     Reside in MCMS              Asset can be retained
          ($375 ea.)        facility. Solely used       by MCMS
                            by MCMS. Purchased
                            by MEI from telecom
                            growth budget.
---------------------------------------------------------------------------------------------------------------------------
          220101-0000       8410 PHONE SETS (23 EA)                              $  8,625.00   N/A           $  8,625.00
---------------------------------------------------------------------------------------------------------------------------
Various   24 Phone sets     Reside in MCMS              Asset can be retained
          ($595 ea.)        facility. Solely used       by MCMS
                            by MCMS. Purchased
                            by MEI from telecom
                            growth budget.
---------------------------------------------------------------------------------------------------------------------------
          220138-0000       8411 PHONE SETS (20)                                 $ 11,900.00   N/A           $ 11,900.00
          220136-0000       8412 PHONE SETS (4)                                  $  2,380.00   N/A           $  2,380.00
---------------------------------------------------------------------------------------------------------------------------
                            Total                                                              $ 18,340.00   $ 46,395.00
---------------------------------------------------------------------------------------------------------------------------


Micron Electronics, Inc. Confidential     2/16/98                         Page 2

                                  ATTACHMENT B

                 IT Transition Requirements Between MTI and MCMS

                            Migration      Testing/Implementation       Total
                            ---------      ----------------------       -----
Payroll                         800                   400               1,200
MIMS                            600                   200                 800
System Utilities                500                                       500
Ross GL/FA                      200                   100                 300
Manufacturing                   150                   100                 250
Network                                                50                  50
Total                         2,250                   850               3,100

PAYROLL

1. Jan 1 -- MCMS begins selection process for 3rd party provider for payroll and benefit services. (MTI provides limited service) It is the expectation of MCMS to select benefit providers that mirror the current MTI benefits. Limited amount of development will be necessary.

2. Feb -- MCMS meets with AON to define project plan for 3rd party payroll processing services

3. Feb -- MTI provides resources to define and enter data necessary to provide payroll services for MCMS employees on their new benefit plan.

4. Apr-May-June -- MTI, CMS and 3rd party provider define and develop system migration requirements and develop and implement strategy. MTI dedicates 2 FTE people to the project for two months. These estimated hours spent by MTI is 800 hours.

5. July-Aug -- Testing, Training and Parallel process occurs. MTI provides personnel for approximately 400 hours to provide test/conversion support

6.    Sept -- Live on 3rd party payroll, MTI drops processing of MCMS payroll.

Supporting applications for benefits, personnel (time Sheet, PCR, and TimeOff). The 3rd party provider should have their own application software to provide input for these systems. However, if they do not, MCMS would acquire from MTI the application code for the software. IT would be the responsibility of MCMS to integrate the applications with the third party provider of the payroll systems. Determination for the actual usage of the software will be done as part of the 3rd party selection process.

Training has been converted by MTI. MCMS will utilize these systems in a standalone mode. Implementation of this, it is expected to implement by 1 April.

Applicant Tracking -- Used heavily by MCMS personnel department. A project would be established for the migration of CMS data. Associated hours are included in the 800 hour payroll migration estimate. However, because of the tight integration with the MTI payroll system (PDS) it is not a functional product until the separation from MTI is completed.


                                      -B-1-

Other associated applications (Time Sheet, Time off, Personnel Change Request, New Employee) will be evaluated for use with the new 3rd party software. There is no requirement except to provide the source code and data structures by MTI.

MIMS

Effort for MIMS is composed of 4 month effort. There will also be 12 months of phone support provided by MTI after the Closing.

It is expected that the conversion process will take 600 hours of direct support on the MIMS Systems, and an additional 500 hours for related peripheral systems such as Mail, Paging, and runtime routines.

Following conversion there will be an additional effort of 200 hours for testing and parallel processing before final implementation.

1. Jan -- begin project planning, review hardware planning, install MIMS and related software.

2.    Jan-Feb -- data migration begins

3.    Mar-April -- testing and implementation

4. April 6th is the current scheduled date the MTI will convert data and MCMS will begin final testing.

5.    May 1 -- scheduled completion of the project for MCMS.

ROSS - GENERAL LEDGER AND FA

300 hours -- Project is composed of 200 hours for data conversion and 100 hours for support after implementation.

Project time line:

1.    Jan-Feb -- Meeting with Ross System and acquire licenses as necessary.

2.    Feb-Mar -- Define design and develop data conversion effort

3. Apr-May -- Parallel testing effort and implementation for GI, Fixed Asset, and Currency Management

MANUFACTURING

150 hours porting data; 100 hours following migration.

Manufacturing is composed of several smaller programs that are being replaced currently by other methods, but still may be needed for a period of time. The applications are to be transferred to MCMS as they are now composed. If data cleanup is found to be necessary then it is expected to be limited in scope and estimated at 150 hours. After migration, it is expected there would be 100 hours of additional support that may be necessary.

Project Time line


                                      -B-2-

1.    Jan/Feb    Meet with MCMS management team to define the actual
                 requirements for migration. Design and develop required migration plans for the following applications:
                 ECN -- Engineering Change Notice
                 SPEC -- Specifications (process is currently migrating to
                         Network based specs)
                 OperCert - Operator Certification

2.    Mar/Apr -- MCMS will test applications as needed.

3.    May 1 is scheduled date for implementation of applications.


                                      -B-3-

                                  ATTACHMENT C

                   MTI PROPRIETARY SOFTWARE LICENSE AGREEMENT

            This MTI PROPRIETARY SOFTWARE LICENSE AGREEMENT ("Agreement"), entered into and effective as of February __, 1998 ("Effective Date"), is by and between Micron Technology, Inc., a Delaware corporation ("Licensor") and MCMS, Inc. (f/k/a Micron Custom Manufacturing Services, Inc.), an Idaho corporation ("Licensee").

            WHEREAS, this Agreement is made pursuant to that certain Amended and Restated Recapitalization Agreement dated as of February 1, 1998, by and among Licensee, Micron Electronics, Inc., a majority-owned subsidiary of Licensor ("MEI"), MEI California, Inc. (a wholly-owned subsidiary of MEI) and Cornerstone Equity Investors IV, L.P. ("Investor") (the "Recapitalization Agreement"), and more particularly Exhibit A (Transitional Service Agreement Term Sheet) attached thereto;

            WHEREAS, in connection with the transactions contemplated by the Recapitalization Agreement, Licensee desires to obtain from Licensor, and Licensor has agreed to grant to Licensee, a license in perpetuity to use the Software (as defined herein) upon the terms and conditions set forth below; and

            WHEREAS, the execution and delivery of this Agreement are conditions to the obligations of MEI and Investor under the Recapitalization Agreement;

            NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree and declare as follows:

            1. DEFINITIONS. The following terms when used herein with initial capital letters (whether used in the singular or plural form) shall have the meaning set forth in this Section 1. All other capitalized terms used by not otherwise defined herein shall have the respective meanings assigned to them in the Recapitalization Agreement.

            (a) Affiliate. The term "Affiliate" shall mean any person, and any corporation, partnership or other entity, that directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the party specified.

            (b) Derivative Work. The term "Derivative Work" shall mean a work which is based upon one or more preexisting works, such as a modification, revision, enhancement, translation, condensation, expansion, or any other form in which such preexisting work may be recast, transformed, or adapted. For purposes hereof, a Derivative Work shall include any compilation that incorporates a preexisting work.

            (c) MCMS Business. The term "MCMS Business" shall mean the design, assembly and testing of custom complex printed circuit boards, memory intensive products and system level assemblies for third party electronics original equipment manufacturers.

            (d) Software. The term "Software" shall mean Licensor's proprietary software programs that fall within the categories listed on Schedule A attached hereto and Licensor's customized applications of the software programs listed on Schedule B, in both object code and source code format, and any related specifications, instructions and documentation (including by way of example, user manuals and schematics), and further including any of Licensor's upgrades of such software programs (in object code and source code format) and the documentation related thereto to the extent Licensor upgrades such programs and documentation for its own use during the term of this Agreement.

            2. LICENSE.

            (a) Grant of License. Licensor hereby grants to Licensee, and Licensee hereby accepts, a worldwide, perpetual, paid-up, royalty-free, nonexclusive, nontransferable right and license to use the Software in the conduct of the MCMS Business and the right to prepare and have prepared Derivative Works of the Software for use in the conduct of the MCMS Business. The foregoing rights and licenses granted hereunder shall extend to the benefit of Licensee's Affiliates provided that such Affiliates agree in writing to assume and abide by the obligations and restrictions established hereunder.

            (b) License Restrictions. The foregoing license is subject to the following restrictions:

                  (i) Licensee may not copy the Software without the prior written consent of Licensor except (1) to make a copy of any part of the Software to the extent such copying is required in the utilization of the Software in the MCMS Business or (2) to create a Derivative Work. Licensee may copy the system documentation provided by Licensor in connection with Licensee's permitted use of the Software.

                  (ii) Licensee may not sell, sublicense, convey, transfer, assign (other than in accordance with Section 7(a) hereof), make available for time-sharing or service bureau purposes or otherwise provide the Software to any third party without Licensor's prior written approval.

                  (iii) Licensee may not publish or otherwise disclose to third parties, or permit its employees or agents or anyone else to publish or disclose to third parties, the Software for purposes other than those contemplated by this Agreement without Licensor's prior written approval.

            (c) Reservation of Rights. No rights are granted under the Software except as expressly set forth in this Article 2, and all rights not expressly granted are reserved.

            (d) Delivery. Within thirty (30) days after the Effective Date of this Agreement, Licensor shall deliver to Licensee two (2) copies of magnetic or optical (i.e., CD-ROM) media containing both source code and object code which embody the Software, and any related documentation.

            (e) Maintenance and Upgrades. For a period of six (6) months following the Effective Date, Licensor shall provide Licensee with the benefit of all upgrades, modifications and enhancements to, and maintenance of, the Software to the same extent that Licensor upgrades, modifies, enhances and maintains the Software for its own use; provided, however, that with respect to the software listed on Schedule A under the heading "MIMS," the foregoing obligations shall continue for a period of twelve (12) months following the Effective Date.

            (f) Archival Copies. For a period of six (6) years following the Effective Date, Licensor shall make reasonably available to Licensee archival copies of the Software that fall within categories I and II of Exhibit A attached hereto and the data associated therewith.

            3. LIMITATION OF LIABILITY.

            ANY PROVISION IN THE TRANSITION SERVICES AGREEMENT NOTWITHSTANDING THE SOFTWARE IS LICENSED ON AN "AS IS" BASIS WITHOUT ANY WARRANTY. ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, FUNCTIONALITY, ABILITY TO INTERFACE WITH OTHER SOFTWARE AND NONINFRINGEMENT, ARE HEREBY DISCLAIMED. IN NO EVENT SHALL LICENSOR BE LIABLE FOR LOSS OF PROFITS, LOSS OR INTERRUPTION OF BUSINESS, INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR OTHER DAMAGES ARISING OUT OF OR RELATING TO LICENSEE'S USE OF THE SOFTWARE, EVEN IF LICENSOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

            4. PROPRIETARY RIGHTS.

            (a) Software. As between Licensor and Licensee, title to the Software and all intellectual property rights therein, including without limitation any copyright, trade secret, patent and other proprietary rights, any registrations of and the right to register any of the foregoing, and any and all renewals and extensions of any such copyright or patent, are and shall at all times remain the property of Licensor. Copyright registrations or other intellectual property right protection for the Software shall only be obtained and maintained by Licensor in its name and at its expense and discretion. All authorized copies of the Software and related documentation shall reproduce Licensor's copyright and confidentiality notices or shall otherwise bear a notice as reasonably specified by Licensor from time to time.

            (b) Derivative Works. As between Licensor and Licensee, title to any authorized Derivative Work of the Software prepared by or for Licensee and all intellectual property rights therein, including without limitation any copyright, trade secret, patent and other proprietary rights, and registrations of and the right to register any of the foregoing, and any and all renewals and extensions of any such copyright or patent, shall be the property of Licensor. Copyright registrations or other intellectual property right protection for any Derivative Work prepared by or for Licensee shall only be obtained and maintained by Licensor in its name and at its expense and discretion. Licensee shall be licensed to use such Derivative Works on the same terms and conditions as set forth herein respecting Software.

            5. CONFIDENTIALITY AND NONDISCLOSURE.

            Licensee shall keep the Software in confidence by using at least the same physical and other security measures as Licensee uses for its own confidential technical information and documentation. Licensee shall not disclose and, except as otherwise provided in this Agreement, shall not make or permit others to make copies or reproductions of the Software, or any aspect thereof, to anyone other than those of its employees, agents or independent contractors (including, without limitation, software developers, systems integration companies, technical support consultants, and outsourcing companies) who have a need to know and are bound to protect such information against any other use or disclosure. The foregoing shall not prohibit or limit Licensee's use of information (i) independently developed by Licensee without reference to the Software; (ii) acquired by it from a third party without continuing restriction on use; or (iii) which is, or becomes, publicly available through no breach by Licensee of this Agreement.

            6. TERMINATION.

            (a) By Licensee. Licensee may terminate this Agreement with respect to any or all of the Software at any time upon thirty (30) days prior written notice to Licensor.

            (b) By Licensor. Licensor may terminate this Agreement upon forty-five (45) days' written notice to Licensee if Licensee is in material breach or default of any term or condition of this Agreement, provided that such material breach or default is not cured within said forty-five (45) day period.

            (c) Events Upon Termination. Upon termination of this Agreement for any reason, the following provisions shall have effect:

                  (i) All rights and licenses granted to Licensee hereunder shall immediately cease and all rights in the Software shall revert to Licensor.

                  (ii) Licensee shall promptly cease all use of the Software but, in any event, shall cease such use within thirty (30) days of termination of this Agreement.

                  (iii) Licensee shall promptly return to Licensor the Software, all disks, tapes and other tangible items embodying the Software and all copies of related documentation, or shall certify to Licensor in writing that the foregoing have been destroyed.

                  (iv) Termination of this Agreement shall not affect the continued enforceability of Article 5.

            (d) Indemnification. Licensee shall indemnify, defend and hold Licensor harmless from any and all claims, suits or judgments to which Licensor may be or is exposed arising out of any breach of the provisions herein by Licensee.

            7. MISCELLANEOUS.

            (a) Successors and Assigns. This Agreement and Licensor's rights and obligations hereunder shall be freely assignable and transferable by Licensor; provided, however, that as a condition to the effectiveness of such assignment, such assignee shall affirm in writing its agreement to be bound by all of the obligations of Licensor hereunder. Licensee may not assign, delegate or transfer this Agreement or any of its rights, interests or obligations hereunder to anyone without the prior written consent of Licensor. For purposes of this
Section 7(a), any merger, consolidation, sale of substantially all of Licensee's assets or transfer of a controlling interest in Licensee ("Transaction") shall be deemed to be an attempted assignment, delegation or transfer of the rights and obligations under this Agreement and shall require the prior written consent of Licensor. In the absence of obtaining such prior written consent, this Agreement shall be deemed terminated as of the day immediately preceding the effective date of such Transaction.

            (b) Waivers and Amendments. No modification of or amendment to this Agreement shall be valid unless in a writing signed by the parties hereto referring specifically to this Agreement and stating the parties' intention to modify or amend the same. Any waiver of any term or condition of this Agreement must be in a writing signed by the party hereto sought to be charged with such waiver referring specifically to the term or condition to be waived, and no such waiver shall be deemed to constitute the waiver of any other breach of the same or of any other term or condition of this Agreement.

            (c) Notices. All notices and other communications hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax or other electronic transmission service to the appropriate address or number as set forth below or to such other address or to the attention of such other person as one party may designate by written notice to the other party hereto.

                   Notices to Licensor shall be addressed to:

                   Micron Technology, Inc.
                   8000 South Federal Way
                   Boise, Idaho 83707
                   Attention: General Counsel
                   Telecopy No: (208) 368-4540

                   Notices to Licensee shall be addressed to:

                   MCMS, Inc.
                   16399 Franklin Road
                   Nampa, Idaho 83687
                   Attention: General Counsel
                   Telecopy No: (208) 893-8711

            (d) Interpretation. The headings and captions contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The use of the word "including" herein shall mean "including without limitation."

            (e) No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any person.

            (f) Entire Agreement. This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, whether written or oral, relating to such subject matter.

            (g) Severability. Any provision of this Agreement which is invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability without affecting in any way the remaining provisions hereof.

            (h) Relationship of Parties. Except as specifically provided herein, neither Licensor nor Licensee shall act or represent or hold itself out as having authority to act as an agent or partner of the other party, or in any way bind or commit the other party to any obligations. The rights, duties, obligations and liabilities of the parties shall be several and not joint or collective, and nothing contained in this Agreement shall be construed as creating a partnership, joint venture, agency, trust or other association of any kind, each party being individually responsible only for its obligations as set forth in this Agreement.

            (i) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Idaho without reference to the choice of law principles thereof.

            (j) Choice of Forum. Each of the parties hereto agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than a federal court sitting in the State of Idaho or an Idaho state court.

            (k) Counterparts. This Agreement may be executed in one or more counterparts (including by means of telecopied signature pages), all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other party.

                                    * * * * *

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

MICRON TECHNOLOGY, INC.                 MCMS, INC.

By:_________________________            By:___________________________
Name: ______________________            Name:_________________________
Title:______________________            Title:________________________

                                   SCHEDULE A

                     Categories of MTI Proprietary Software

I.    Payroll

II.   MIMS

      A.    Sales

      B.    Finished Goods

      C.    Shipping

      D.    Export License

      E.    Accounts Receivable

      F.    Credit

      G.    Return Material

      H.    EDI with Sales/Accounts

      I.    MTI Shipping Agent

      J. Any other modules necessary or useful for the complete effective implementation or utilization of MIMS

III.  General Employee Benefits

IV.   Personnel

V.    Training

VI.   Applicant Tracking

                                   SCHEDULE B

                            Customized Applications


                                      SPECS

                                       ECN

                           Manufacturing Part Lookup

                             Operator Certification

                               Accident Reporting

                          Hazardous Material Tracking

                                  ATTACHMENT D

                   MEI PROPRIETARY SOFTWARE LICENSE AGREEMENT

            This MEI PROPRIETARY SOFTWARE LICENSE AGREEMENT ("Agreement"), entered into and effective as of February __, 1998 ("Effective Date"), is by and between Micron Electronics, Inc., a Minnesota corporation ("Licensor") and MCMS, Inc. (f/k/a Micron Custom Manufacturing Services, Inc.), an Idaho corporation, and its wholly-owned subsidiaries (collectively, "Licensee").

            WHEREAS, this Agreement is made pursuant to that certain Amended and Restated Recapitalization Agreement dated as of February 1, 1998, by and among Licensee, Licensor, MEI California, Inc. (a wholly-owned subsidiary of Licensor) and Cornerstone Equity Investors IV, L.P. ("Investor") (the "Recapitalization Agreement"), and more particularly Exhibit A (Transitional Service Agreement Term Sheet) attached thereto;

            WHEREAS, in connection with the transactions contemplated by the Recapitalization Agreement, Licensee desires to obtain from Licensor, and Licensor has agreed to grant to Licensee, a license in perpetuity to use the Software (as defined herein) upon the terms and conditions set forth below; and

            WHEREAS, the execution and delivery of this Agreement are conditions to the obligations of Licensor and Investor under the Recapitalization Agreement;

            NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree and declare as follows:

            1. DEFINITIONS. The following terms when used herein with initial capital letters (whether used in the singular or plural form) shall have the meaning set forth in this Section 1. All other capitalized terms used by not otherwise defined herein shall have the respective meanings assigned to then in the Recapitalization Agreement.

            (a) Derivative Work. The term "Derivative Work" shall mean a work which is based upon one or more preexisting works, such as a modification, revision, enhancement, translation, condensation, expansion, or any other form in which such preexisting work max be recast, transformed, or adapted. For purposes hereof, a Derivative Work shall include any compilation that incorporates a preexisting work.

             (b) MCMS Business. The term "MCMS Business" shall mean the design, assembly and testing of custom complex printed circuit boards, memory intensive products and system level assemblies for third party electronics original equipment manufacturers.

            (c) Software. The term "Software" shall mean any version of Licensor's proprietary Legal Department Docket software program, in both object code and source code format, and any related specifications, instructions and documentation (including by way of example, user manuals and schematics) and further including any of Licensor's upgrades of such software programs (in object code and source code format) and the documentation related thereto to the extent Licensor upgrades such programs and documentation for its own use during the term of this Agreement.

            2. LICENSE.

            (a) Grant of License. Licensor hereby grants to Licensee, and Licensee hereby accepts, a worldwide, perpetual, paid-up, royalty-free, non-exclusive, nontransferable right and license to use the Software in the conduct of the MCMS Business and the right to prepare and have prepared Derivative Works of the Software for use in the conduct of the MCMS Business.

            (b) License Restrictions. The foregoing license is subject to the following restrictions:

                  (i) Licensee may not copy the Software without the prior written consent of Licensor except (1) to make a copy of any part of the Software to the extent such copying is required in the utilization of the Software in the MCMS Business, (2) to make an archival or back-up copy of the Software and related documentation or (3) to create a Derivative Work. Licensee may copy the system documentation provided by Licensor in connection with Licensee's permitted use of the Software.

                  (ii) Licensee may not sell, sublicense, convey, transfer, assign (other than in accordance with Section 7(a) hereof), make available for time-sharing or service bureau purposes or otherwise provide the Software to any third party without Licensor's prior written approval.

                  (iii) Licensee may not publish or otherwise disclose to third parties, or permit its employees or agents or anyone else to publish or disclose to third parties, the Software for purposes other than those contemplated by this Agreement without Licensor's prior written approval.

            (c) Reservation of Rights. No rights are granted under the Software except as expressly set forth in this Article 2, and all rights not expressly granted are reserved.

            (d) Delivery. Within thirty (30) days after the Effective Date of this Agreement, Licensor shall deliver to Licensee two (2) copies of magnetic or optical (i.e., CD-ROM) media containing both source code and object code which embody the Software, and any related documentation.

            3. LIMITATION OF LIABILITY.

            ANY PROVISION IN THE TRANSITION SERVICES AGREEMENT NOTWITHSTANDING, THE SOFTWARE IS LICENSED ON AN "AS IS" BASIS WITHOUT ANY WARRANTY OTHER THAN ANY WARRANTIES SET FORTH IN THE RECAPITALIZATION AGREEMENT. ALL OTHER WARRANTIES EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, FUNCTIONALITY, ABILITY TO INTERFACE WITH OTHER SOFTWARE AND NON-INFRINGEMENT, ARE HEREBY DISCLAIMED. IN NO EVENT SHALL LICENSOR BE LIABLE FOR LOSS OF PROFITS, LOSS OR INTERRUPTION OF BUSINESS, INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR OTHER DAMAGES ARISING OUT OF OR RELATING TO LICENSEE'S USE OF THE SOFTWARE, EVEN IF LICENSOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

            4. PROPRIETARY RIGHTS.

            (a) Software. As between Licensor and Licensee, title to the Software and all intellectual property rights therein, including without limitation any copyright, trade secret, patent and other proprietary rights, any registrations of and the right to register any of the foregoing, and any and all renewals and extensions of any such copyright or patent, are and shall at all times remain the property of Licensor. Copyright registrations or other intellectual property right protection for the Software shall only be obtained and maintained by Licensor in its name and at its expense and discretion. All authorized copies of the Software and related documentation shall reproduce Licensor's copyright and confidentiality notices or shall otherwise bear a notice as reasonably specified by Licensor from time to time.

            (b) Derivative Works. As between Licensor and Licensee, title to any authorized Derivative Work of the Software prepared by or for Licensee and all intellectual property rights therein, including without limitation any copyright, trade secret, patent and other proprietary rights, and registrations of and the right to register any of the foregoing, and any and all renewals and extensions of any such copyright or patent, shall be the property of Licensor. Copyright registrations or other intellectual property right protection for any Derivative Work prepared by or for Licensee shall only be obtained and maintained by Licensor in its name and at its expense and discretion. Licensee shall be licensed to use such Derivative Works on the same terms and conditions as set forth herein respecting Software.

            5. CONFIDENTIALITY AND NONDISCLOSURE.

            Licensee shall keep the Software in confidence by using at least the same physical and other security measures as Licensee uses for its own confidential technical information and documentation. Licensee shall not disclose and, except as otherwise provided in this Agreement, shall not make or permit others to make copies or reproductions of the Software, or any aspect thereof, to anyone other than those of its employees, agents or independent contractors (including, without limitation, software developers, systems integration companies, technical support consultants, and outsourcing companies) who have a need to know and are bound to protect such information against any other use or disclosure. The foregoing shall not prohibit or limit Licensee's use of information (i) independently developed by Licensee without reference to the Software; (ii) acquired by it from a third party without continuing restriction on use; or (iii) which is, or becomes, publicly available through no breach by Licensee of this Agreement.

            6. TERMINATION.

            (a) By Licensee. Licensee may terminate this Agreement at any time upon thirty (30) days prior written notice to Licensor.

            (b) By Licensor. Licensor may terminate this Agreement upon ninety
(90) days' written notice to Licensee if Licensee is in material breach or default of any term or condition of this Agreement, provided that such material breach or default is not cured within said ninety (90) day period.

            (c) Events Upon Termination. Upon termination of this Agreement for any reason, the following provisions shall have effect:

                  (i) All rights and licenses granted to Licensee hereunder shall immediately cease and all rights in the Software shall revert to Licensor.

                  (ii) Licensee shall promptly cease all use of the Software but, in any event, shall cease such use within thirty (30) days of termination of this Agreement.

                  (iii) Licensee shall promptly return to Licensor the Software, all disks, tapes and other tangible items embodying the Software and all copies of related documentation, or shall certify to Licensor in writing that the foregoing have been destroyed.

                  (iv) Termination of this Agreement shall not affect the continued enforceability of Article 5.

            (d) Indemnification. Licensee shall indemnify, defend and hold Licensor harmless from any and all claims, suits or judgments to which Licensor may be or is exposed arising out of any breach of the provisions herein by Licensee.

            7. MISCELLANEOUS.

            (a) Successors and Assigns. This Agreement and Licensor's rights and obligations hereunder shall be freely assignable and transferable by Licensor; provided, however, that as a condition to the effectiveness of such assignment, such assignee shall affirm in writing its agreement to be bound by all of the obligations of Licensor hereunder. Licensee may not assign, delegate or transfer this Agreement or any of its rights, interests or obligations hereunder without the prior written consent of Licensor; provided, however, that Licensee may assign its rights and obligations under this Agreement to a successor in interest to the MCMS Business that assumes in writing all of Licensee's obligations hereunder.

            (b) Waivers and Amendments. No modification of or amendment to this Agreement shall be valid unless in a writing signed by the parties hereto referring specifically to this Agreement and stating the parties' intention to modify or amend the same. Any waiver of any term or condition of this Agreement must be in a writing signed by the party hereto sought to be charged with such waiver referring specifically to the term or condition to be waived, and no such waiver shall be deemed to constitute the waiver of any other breach of the same or of any other term or condition of this Agreement.

            (c) Notices. All notices and other communications hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax or other electronic transmission service to the appropriate address or number as set forth below or to such other address or to the attention of such other person as one party may designate by written notice to the other party hereto.

                   Notices to Licensor shall be addressed to:

                   Micron Electronics, Inc.
                   900 East Karcher Road
                   Nampa, Idaho 83687
                   Attention: General Counsel
                   Telecopy No: (208) 898-7411

                   Notices to Licensee shall be addressed to:

                   MCMS, Inc.
                   16399 Franklin Road
                   Nampa, Idaho 83687
                   Attention:  General Counsel
                   Telecopy No: (208) 893-8711

            (d) Interpretation. The headings and captions contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The use of the word "including" herein shall mean "including without limitation."

            (e) No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any person.

            (f) Entire Agreement. This Agreement and the Recapitalization Agreement contain the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreement and understandings, whether written or oral, relating to such subject matter.

            (g) Severability. Any provision of this Agreement which is invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the remaining provisions hereof.

            (h) Relationship of Parties. Except as specifically provided herein, neither Licensor nor Licensee shall act or represent or hold itself out as having authority to act as an agent or partner of the other party, or in any way bind or commit the other party to any obligations. The rights, duties, obligations and liabilities of the parties shall be several and not joint or collective, and nothing contained in this Agreement shall be construed as creating a partnership, joint venture, agency, trust or other association of any kind, each party being individually responsible only for its obligations as set forth in this Agreement.

            (i) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Idaho without reference to the choice of law principles thereof.

            (j) Consent to Jurisdiction. Each of the parties hereto agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than a federal court sitting in the State of Idaho or an Idaho state court.

            (k) Counterparts. This Agreement may be executed in one or more counterparts (including by means of telecopied signature pages), all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other party.

                                  * * * * *

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

MICRON TECHNOLOGY, INC.                 MCMS, INC.

By:_________________________            By:___________________________
Name: ______________________            Name:_________________________
Title:______________________            Title:________________________